November 2023 Investor Presentation Positioned for Sustainable Growth

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflicts in Europe and the Middle East; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; our expanding services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments, business acquisitions, and joint ventures; our market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to execute on strategic actions, including whether any transaction will take place in connection with the strategic review of our Fluids Systems division; our divestitures; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Net Leverage. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non- GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Aligning Portfolio to Maximize Value Creation Through Accelerated Growth in Power & Infrastructure Markets Disciplined Strategy Aligned with Long-Term Global Megatrends

O&G Exploration & ProductionMidstream Company Overview Newpark Resources, Inc. headquartered in The Woodlands, TX, is a global company operating two independent business units, Industrial Solutions and Fluids Systems, supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, delivering sustainable technologies that enable society to prosper. • NYSE Stock Symbol: NR • Operating in more than 20 countries worldwide; ~70% of 2022 revenues in North America • Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through recent dives tures • Strong financial profile with modest debt burden and no significant near-term maturities 6 Specialty Rental & Services Company Supporting Power and Infrastructure Markets NEWPARK RESOURCES GLOBAL FOOTPRINT Diverse End-Market Coverage Renewable Generation Transmission & Distribution Petrochemical Infrastructure Construction Launched sale process for Fluids Systems in Q3 2023; expect substantial completion by mid-2024

Leader in Power and Energy Infrastructure Solutions INDUSTRIAL SOLUTIONS Power Infrastructure, O&G, Construction and Renewables Leading provider of specialty rental and services, redefining safety & efficiency standards Unique business model includes integrated manufacturing of 100% recyclable DURA-BASE composite matting, which offers economic and ESG benefits vs. traditional access products Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors Consistent FCF generation, strong EBITDA margin, and solid ROI FLUID SYSTEMS Oil, Natural Gas, and Geothermal #1 rated** drilling and reservoir fluids solutions provider in overall performance globally Leading portfolio of sustainable water-based technologies delivering outstanding performance and reducing carbon footprint*** Globally positioned in long-term markets with established customers supported by current O&G global demand tailwinds Improved margin and FCF generation profile through recent divestitures and focused asset-light operating model 7 Providing Innova ve Product & Service Solu ons for Power T&D and O&G Infrastructure 68% OF SEGMENT ADJ. EBITDA (YTD 2023)* * Reflects YTD Q3 2023. Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation ** 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research *** Relative to hydrocarbon-based fluids 32% OF SEGMENT ADJ. EBITDA (YTD 2023)* 89% OF SEGMENT CAPEX (YTD 2023) 11% OF SEGMENT CAPEX (YTD 2023)

Invest & Grow Segment Approach Supports Growth & Shareholder Return 8 ApproachTTM ADJ EBITDA**Net Capital Employed* Fl ui ds S ys te m s $81M $35M * Net Capital Employed represents segment net assets, excluding cash and debt, as of September 30, 2023. ** Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation, as of September 30, 2023 *** Source: FERC; industry interviews; BCG analysis/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 Market Outlook In du st ria l S ol ut io ns Optimize for Cash Generation Sale Process Launched $234M Inventory AR, net of AP Long-lived assets and other, net $229M Inventory AR, net of AP Rental fleet Other long-lived assets, net

33% YoY reduction in Fluids Systems asset base Fluid Systems Net Capital Employed 42% YoY growth in Industrial Solutions EBITDA (TTM) Industrial Solutions EBITDA* (TTM) 25% YoY growth from Industrial Solutions Rental and Services revenues (TTM) Key Opera onal Highlights Aligned with Strategy 9 Disciplined Execu on Delivering Shareholder Value Crea on 8% YoY reduction in shares outstanding Rental and Service Revenue (TTM) Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Well Positioned in Substantial Energy Megatrends 10 Multi-Trillion Dollar Markets Provide Long-Term Opportunities $14T+ Electrification $1T+ Renewables $12T+ Global Oil & Gas Investment in global electrical grid to enable “electrification of everything” Renewable Generation tie- ins and grid hardening driving long-term infrastructure development O&G Investment is projected to meet demand in Sustainable Development Scenario over next 30 years Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, high-returning infrastructure markets • Focused capital light Fluid Systems positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 11 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

2019 YTD Q3 2023 Change Maintaining Adjusted EBITDA as we reposition the Company $82M Adjusted EBITDA** $85M Adjusted EBITDA** (TTM) +4% Increasing Adjusted EBITDA generation from more stable Industrial Solutions segment 61% % of Segment Adj. EBITDA* generated from Industrial Solutions 68% % of Segment Adj. EBITDA* generated from Industrial Solutions +11% Reducing capital employed to drive agility in cyclical Fluids Systems segment $708M Net Capital Employed (EOY) $500M Net Capital Employed (EOQ) -29% Redeploying capital toward higher-returning segment 36% % of Segment Net Capital Employed deployed in Industrial Solutions 49% % of Segment Net Capital Employed deployed in Industrial Solutions +36% Returning value to shareholders through share repurchases 90M Shares outstanding 86M Shares outstanding (Average) -4% Reducing total debt and eliminated equity-linked debt $172M ($100M) Total Principal Outstanding (Equity-Linked) $86M ($0) Total Principal Outstanding (Equity-Linked) -50% (-100%) Meaningful Progress in our Transformation Strategic Focus on Growth in More Stable, Higher-Margin Industrial Markets Key to Long-Term Value Creation 12* Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

13 End-Market Overview

Utilities Infrastructure Megatrend Powering Growth The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade, including ~ $70B for electric grid and hardened energy infrastructure $300B federal clean energy tax package over next 10 years from Inflation Reduction Act (IRA) Aging infrastructure, system hardening, grid reliability, and renewable energy projects are key drivers for approximately $32B transmission infrastructure temporary access specialty rental & services spend 14 Significant Long-term Capital Investment in Innovation & Infrastructure Enhanced by Legislation * Whitehouse.gov/ Brookings.edu, Feb. 1, 2023 Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade U.S. investor-owned utilities are expected to make about $140B+ annual capital investments with ~8% CAGR for clean energy technologies and decarbonization Annual U.S. utility transmission investment with ~10% of spend on temporary access specialty rental & services $1.2T+ $140B+ $32B+

Positioned for Growth in Multi-Billion Dollar Temporary Access Market Specialty Rental and Services Supporting Infrastructure Megatrends Utilities O&G PipelineConstruction Rail & Other Our Footprint What We Do Leading manufacturer and rental fleet provider of composite temporary worksite access solutions with a diversified customer base, which primarily compete against access alternatives such as wood, gravel, or permanent surfaces Industries We Serve 25% YoY growth in Rental & Service Revenue (TTM) 42% YoY growth in Industrial Solutions EBITDA (TTM) 34% Average Adjusted Industrial Solutions EBITDA Margin 2021 – 2023 55% YTD Q3 2023 annualized rental revenue as % of avg. fleet cost 12 year Estimated useful life of mat deployed into rental fleet 15

Industrial Solutions End-to-End Operating Model 16 Differentiated by Optimizing Across the Value Chain Providing Strong Results Product Engineering & Design Materials Sourcing & Procurement Precision Manufacturing Product Direct Sales Mat Fleet Rental & Services Belief in Innovation • High performance, safety, and service-centric culture • Introduced DURA-BASE to the world over 25 years ago as the 100% recyclable composite matting solution • Committed R&D, Project Technical Support team with industry-leading experience • Strategically located in Carencro, LA, close to suppliers using proprietary compounds of resins, including recycled product • 50,000 sq ft automated manufacturing plant with over half a million 8’ x 14’ mats manufactured • Quality management compliant with ISO 9001:2015 Scaled to Succeed With Proven Record of Delivering • Supplying small- and large-scale requests domestically and abroad • Most experienced composite matting industry sales and operations team • Dedicated to new and longstanding customer relationships • Long asset life with low maintenance leveraging technology, and large scalable operating footprint • Operate the largest composite DURA-BASEmatting fleet in the world

Utilities O&G General Construction Pipeline Rail Other YTD Q3 ‘23 BY INDUSTRY $50 $60 $70 $80 2021 2022 TTM Q3 '23 M IL LI O N S Industrial Solutions • Strategic investments in technology, scale, and service to drive specialty rental differentiation • Expansion of specialty rental fleet to meet long-term infrastructure build-out in multiple industries • 16% average revenue CAGR from Utilities & Industrial end-markets since 2016; contribute ~75% of YTD ‘23 segment revenues • Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability • Robust rental unit economics drive strong EBITDA margin and ROIC profile 17 Strategic Progress Supported by Strong Infrastructure Trends Rental & Service (R&S) Product Sales YTD Q3 ‘23 REVENUE MIX * Adjusted EBITDA and Adjusted EBITDA Margin is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ADJUSTED EBITDA* 52% 53% 55% 48% 52% 56% 60% $- $20 $40 $60 $80 $100 2021 2022 YTD Q3 '23 Annualized RE N TA L RE VE N U E (M IL ) Rental Revenue Rental Revenue as % of Avg. Fleet Cost RENTAL REV AS % AVG FLEET COST

Global Demand for Oil and Gas Remains Resilient $12T+ Investment in Oil & Gas projected to meet global demand in Sustainable Development Scenario over next 30 years Access to affordable and reliable energy critical for developing economies Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources 18 Emergence of Alternative Energy Lags Global Demand World’s Energy which comes from fossil fuels today Renewables demand growth requiring new infrastructure construction and related services Total demand results in an increase of global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions 80%+ 70%+ 20%+ Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Jefferies Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 OUTLOOK BY 2050

Int'l U.S. Canada • Recent divestitures driving shift to international markets; 58% of YTD Q3 ‘23 revenues generated outside of U.S. • Global footprint aligned to long-term, strategic markets • Reshaping balance sheet to drive “Capital-Light” model, and reduce return cyclicality • FCF generation to support higher-returning growth and return to shareholders • In September 2023, sale process launched for Fluids Systems; anticipate substantial completion by mid-2024 $100 $200 $300 $400 2021 2022 Q3 '23 M IL LI O N S Fluids Systems Agile, Capital-Light Technology & Services Capable of Cash Generation Through Cycles YTD Q3 ‘23 REVENUE MIX YTD Q3 ‘23 CASH GENERATION FROM RECENT DIVESTITURES $33M NET CAPITAL EMPLOYED 19

Long-Term Capital Allocation Strategy 20 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 0.7x • Total liquidity**: $95M • Maintaining sufficient liquidity to support strategic growth • ABL Facility matures 2027 • YTD Q3 ‘23 Free Cash Flow generation of $47M; solid Free Cash Flow expected in Q4 * Net leverage ratio calculated as Net Debt divided by Q3 2023 TTM Adjusted EBITDA. ** Reflects ABL Facility availability plus cash and cash equivalents as of September 30, 2023. • Continued organic investment in high returning opportunities • > 80% of YTD Q3 ‘23 CAPEX deployed to expand rental fleet and support utilities and industrial market penetration • Continually evaluate opportunities to accelerate Industrial strategy • Disciplined execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • As assets in Fluids Systems are monetized, returning a significant portion of proceeds to shareholders through share repurchase program • 8% YoY reduction in shares outstanding

Sustainability Embedded in Our DNA Environmental Social Governance 21 2022 Sustainability Report Including SASB & TCFD Disclosures Available on Website Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Meaningful growth opportunity tied to the energy transition Global presence in large-scale energy markets Proven technologies with economic and ESG benefits Demonstrated ability to adapt and grow Balancing investment in growth markets with return of capital Capital structure to support growth plans 22 Leading Provider of Sustainable Technologies and Services

23 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 24 $40 $60 $80 $100 $100 $120 $140 $160 $180 $200 $220 $240 2021 2022 TTM Q3 '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* $0 $20 $40 $60 $300 $375 $450 $525 $600 $675 $750 2021** 2022** TTM Q3 '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales U.S. U.K. YTD Q3 ‘23 REVENUES Int'l U.S. Canada YTD Q3 ‘23 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge, and $62 million of revenues, $7 million of depreciation expense and $7 million operating loss in 2021. • Delivering double-digit annual revenue growth • Strong Energy Transition market tailwinds • Consistent cash flow and solid ROI • Reshaping portfolio to monetize working capital and improve returns • ~ 85% of asset base comprised of receivables, inventory, and other working capital

Consolidated Statements of Operations (unaudited) 25 (In thousands, except per share data) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Revenues 198,498$ 183,256$ 219,853$ 581,784$ 590,435$ Cost of revenues 159,133 150,170 187,884 474,041 507,078 Selling, general and administrative expenses 26,821 25,576 24,207 77,807 72,970 Other operating (income) loss, net (703) (1,184) (345) (2,148) (375) Impairments and other charges - 2,816 29,417 2,816 37,322 Operating income (loss) 13,247 5,878 (21,310) 29,268 (26,560) Foreign currency exchange gain (445) (102) (1,424) (228) (1,943) Interest expense, net 2,027 2,146 1,875 6,262 4,719 Income (loss) before income taxes 11,665 3,834 (21,761) 23,234 (29,336) Provision for income taxes 3,995 2,132 2,834 8,242 490 Net income (loss) 7,670$ 1,702$ (24,595)$ 14,992$ (29,826)$ Calculation of EPS: Net income (loss) - basic and diluted 7,670$ 1,702$ (24,595)$ 14,992$ (29,826)$ Weighted average common shares outstanding - basic 86,310 85,761 93,737 86,873 92,843 Dilutive effect of stock options and restricted stock awards 1,724 1,712 - 1,810 Weighted average common shares outstanding - diluted 88,034 87,473 93,737 88,683 92,843 Net income (loss) per common share - basic: 0.09$ 0.02$ (0.26)$ 0.17$ (0.32)$ Net income (loss) per common share - diluted: 0.09$ 0.02$ (0.26)$ 0.17$ (0.32)$ Three Months Ended Nine Months Ended

Operating Segment Results (unaudited) 26 (In thousands) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Revenues Fluids Systems 141,236$ 135,181$ 168,621$ 420,591$ 454,896$ Industrial Solutions 57,262 48,075 51,232 161,193 135,539 Industrial Blending - - - - - Total revenues 198,498$ 183,256$ 219,853$ 581,784$ 590,435$ Operating income (loss) Fluids Systems 7,573$ 1,965$ (24,193)$ 13,004$ (20,394)$ Industrial Solutions 14,336 12,774 10,036 41,593 26,148 Industrial Blending - - (526) - (10,324) Corporate office (8,662) (8,861) (6,627) (25,329) (21,990) Total operating income (loss) 13,247$ 5,878$ (21,310)$ 29,268$ (26,560)$ Segment operating margin Fluids Systems 5.4% 1.5% -14.3% 3.1% -4.5% Industrial Solutions 25.0% 26.6% 19.6% 25.8% 19.3% Nine Months EndedThree Months Ended

Impact of 2022 Divestitures (unaudited) 27 (In thousands) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022 Revenues Excalibar -$ -$ 17,623$ -$ 44,068$ Gulf of Mexico - - 8,591 - 18,697 Total revenues -$ -$ 26,214$ -$ 62,765$ Operating income (loss) Excalibar -$ -$ 888$ -$ 2,538$ Gulf of Mexico (358) (2,107) (32,931) (4,776) (39,192) Total operating income (loss) (358)$ (2,107)$ (32,043)$ (4,776)$ (36,654)$ Three Months Ended Nine Months Ended Summarized operating results (including impairments and other charges) of our Excalibar business and Gulf of Mexico operations, both included in the Fluids Systems segment historical results, are shown in the following tables:

Consolidated Balance Sheets (unaudited) 28 (In thousands, except share data) September 30, 2023 December 31, 2022 ASSETS Cash and cash equivalents 26,611$ 23,182$ Receivables, net 195,269 242,247 Inventories 143,252 149,571 Prepaid expenses and other current assets 12,961 10,966 Total current assets 378,093 425,966 Property, plant and equipment, net 192,718 193,099 Operating lease assets 21,950 23,769 Goodwill 47,138 47,110 Other intangible assets, net 17,750 20,215 Deferred tax assets 2,282 2,275 Other assets 2,104 2,441 Total assets 662,035$ 714,875$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 24,818$ 22,438$ Accounts payable 81,423 93,633 Accrued liabilities 46,815 46,871 Total current liabilities 153,056 162,942 Long-term debt, less current portion 60,896 91,677 Noncurrent operating lease liabilities 18,219 19,816 Deferred tax liabilities 7,183 8,121 Other noncurrent liabilities 8,714 9,291 Total liabilities 248,068 291,847 1,117 1,115 Paid-in capital 638,338 641,266 Accumulated other comprehensive loss (68,309) (67,186) Retained earnings 11,441 2,489 (168,620) (154,656) Total stockholders’ equity 413,967 423,028 Total liabilities and stockholders' equity 662,035$ 714,875$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,669,464 and 111,451,999 shares issued, respectively) Treasury stock, at cost (25,792,378 and 21,751,232 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 29 (In thousands) 2023 2022 Cash flows from operating activities: Net income (loss) 14,992$ (29,826)$ Adjustments to reconcile net income (loss) to net cash provided by operations: Impairments and other non-cash charges 2,816 37,322 Depreciation and amortization 23,507 30,259 Stock-based compensation expense 4,967 5,102 Provision for deferred income taxes (1,031) (5,717) Credit loss expense 827 721 Gain on sale of assets (2,176) (2,550) Amortization of original issue discount and debt issuance costs 409 724 Change in assets and liabilities: (Increase) decrease in receivables 33,917 (26,494) Increase in inventories (2,160) (58,722) Increase in other assets (2,133) (3,976) Increase (decrease) in accounts payable (11,179) 24,751 Decrease in accrued liabilities and other 1,086 313 Net cash provided by (used in) operating activities 63,842 (28,093) Nine Months Ended September 30, (In thousands) 2023 2022 Cash flows from investing activities: Capital expenditures (20,134) (17,720) Proceeds from divestitures 19,355 - Proceeds from sale of property, plant and equipment 2,952 2,497 Net cash provided by (used in) investing activities 2,173 (15,223) Cash flows from financing activities: Borrowings on lines of credit 198,486 241,487 Payments on lines of credit (229,657) (199,549) Proceeds from term loan - 3,754 Debt issuance costs - (999) Purchases of treasury stock (28,226) (2,619) Proceeds from employee stock plans 179 - Other financing activities (2,950) (2,251) Net cash provided by (used in) financing activities (62,168) 39,823 Effect of exchange rate changes on cash (504) (2,083) Net increase (decrease) in cash, cash equivalents, and restricted cash 3,343 (5,576) Cash, cash equivalents, and restricted cash at beginning of period 25,061 29,489 Cash, cash equivalents, and restricted cash at end of period 28,404$ 23,913$ Nine Months Ended September 30,

Non-GAAP Financial Measures (unaudited) 30 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 2023 Net income (loss) (GAAP) (12,946)$ (80,696)$ (25,526)$ (20,834)$ (29,826)$ 14,992$ 23,984$ Interest expense, net 14,369 10,986 8,805 7,040 4,719 6,262 8,583 Provision (benefit) for income taxes 9,788 (11,883) 7,293 4,371 490 8,242 12,123 Depreciation and amortization 47,144 45,314 42,225 38,610 30,259 23,507 31,858 EBITDA (non-GAAP) 58,355 (36,279) 32,797 29,187 5,642 53,003 76,548 Impairments and other charges 11,422 14,727 - 37,322 37,322 2,816 2,816 Gain on divestitures - - - (3,596) - - (3,596) Fourchon, Louisiana hurricane-related costs - - 2,596 - - - - Facility exit costs and other 2,631 (201) 2,399 2,452 1,150 4,594 5,897 Severance costs 3,814 4,773 1,898 736 519 2,630 2,846 Inventory write-downs 1,881 10,345 - - - - - Gain on legal settlement - - (1,000) - - - - (Gain) loss on extinguishment of debt - (419) 1,000 - - - - Other 3,955 - (849) - - - - Adjusted EBITDA (non-GAAP) 82,058$ (7,054)$ 38,841$ 66,101$ 44,633$ 63,043$ 84,511$ The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA: TTM Q3Twelve Months Ended Nine Months Ended

Non-GAAP Financial Measures (unaudited) 31 Consolidated (In thousands) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Net income (loss) (GAAP) (24,595)$ 8,992$ 5,620$ 1,702$ 7,670$ Interest expense, net 1,875 2,321 2,089 2,146 2,027 Provision (benefit) for income taxes 2,834 3,881 2,115 2,132 3,995 Depreciation and amortization 9,696 8,351 7,895 7,908 7,704 EBITDA (non-GAAP) (10,190) 23,545 17,719 13,888 21,396 Impairments and other charges 29,417 - - 2,816 - Gain on divestitures - (3,596) - - - Facility exit costs and other 388 1,303 2,292 1,944 358 Severance costs - 216 955 1,169 506 Adjusted EBITDA (non-GAAP) 19,615$ 21,468$ 20,966$ 19,817$ 22,260$ Three Months Ended The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

32 Non-GAAP Financial Measures (unaudited) Fluids Systems (In thousands) 2019 2020 2021 2022 2022 2023 2023 Revenues 620,317$ 354,608$ 420,789$ 622,601$ 454,896$ 420,591$ 588,296$ Operating income (loss) (GAAP) 3,814$ (66,403)$ (19,012)$ (15,566)$ (20,394)$ 13,004$ 17,832$ Depreciation and amortization 21,202 20,555 17,877 13,875 11,517 5,819 8,177 EBITDA (non-GAAP) 25,016 (45,848) (1,135) (1,691) (8,877) 18,823 26,009 Impairments and other charges 11,422 14,727 - 29,417 29,417 2,816 2,816 Gain on divestiture - - - (971) - - (971) Fourchon, Louisiana hurricane-related costs - - 2,596 - - - - Facility exit costs and other 2,631 (201) 2,399 1,000 - 4,594 5,594 Inventory write-downs 1,881 10,345 - - - - - Severance costs 2,264 3,729 1,329 398 235 1,143 1,306 Other 605 - (849) - - - - Adjusted EBITDA (non-GAAP) 43,819$ (17,248)$ 4,340$ 28,153$ 20,775$ 27,376$ 34,754$ Operating Margin (GAAP) 0.6% -18.7% -4.5% -2.5% -4.5% 3.1% 3.0% Adjusted EBITDA Margin (non-GAAP) 7.1% -4.9% 1.0% 4.5% 4.6% 6.5% 5.9% Industrial Solutions (In thousands) 2019 2020 2021 2022 2022 2023 2023 Revenues 199,802$ 130,469$ 185,171$ 192,993$ 135,539$ 161,193$ 218,647$ Operating income (GAAP) 47,466$ 13,030$ 42,117$ 43,899$ 26,148$ 41,593$ 59,344$ Depreciation and amortization 21,763 20,127 19,304 21,653 16,171 15,758 21,240 EBITDA (non-GAAP) 69,229 33,157 61,421 65,552 42,319 57,351 80,584 Severance costs 434 437 302 214 161 254 307 Gain on legal settlement - - (1,000) - - - - Adjusted EBITDA (non-GAAP) 69,663$ 33,594$ 60,723$ 65,766$ 42,480$ 57,605$ 80,891$ Operating Margin (GAAP) 23.8% 10.0% 22.7% 22.7% 19.3% 25.8% 27.1% Adjusted EBITDA Margin (non-GAAP) 34.9% 25.7% 32.8% 34.1% 31.3% 35.7% 37.0% Twelve Months Ended Twelve Months Ended The following tables reconcile the Company’s segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin: TTM Q3 TTM Q3 Nine Months Ended Nine Months Ended

Non-GAAP Financial Measures (unaudited) 33 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 Net cash provided by (used in) operating activities (GAAP) 72,286$ 55,791$ (3,013)$ (25,021)$ (28,093)$ 63,842$ Capital expenditures (44,806) (15,794) (21,793) (28,273) (17,720) (20,134) Proceeds from sale of property, plant and equipment 13,734 12,399 15,999 3,217 2,497 2,952 Free Cash Flow (non-GAAP) 41,214$ 52,396$ (8,807)$ (50,077)$ (43,316)$ 46,660$ Nine Months Ended September 30, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of Free Cash Flow: Twelve Months Ended

Non-GAAP Financial Measures (unaudited) 34 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 Current debt 6,335$ 67,472$ 19,210$ 22,438$ 23,431$ 24,818$ Long-term debt, less current portion 153,538 19,690 95,593 91,677 133,637 60,896 Total Debt 159,873 87,162 114,803 114,115 157,068 85,714 Less: cash and cash equivalents (48,672) (24,197) (24,088) (23,182) (20,450) (26,611) Net Debt 111,201$ 62,965$ 90,715$ 90,933$ 136,618$ 59,103$ Adjusted EBITDA (non-GAAP) - TTM 82,058$ (7,054)$ 38,841$ 66,101$ 56,013$ 84,511$ Net Leverage 1.4 NM 2.3 1.4 2.4 0.7 September 30, The following table reconciles the Company’s total debt calculated in accordance with GAAP to the non-GAAP financial measures of Net Debt and Net Leverage: December 31,